                                                                   EXHIBIT 10.14

                          OEM Distribution Agreement

     This Distribution Agreement ("Agreement") is entered into the 30th day of
                                   ---------
July, 1999, and amended this 20/th/ day of December, 1999, between Matsushita-Kotobuki Electronics Industries, Ltd. having its principal place of business at 8-1 Furujin-machi, Takamatsu, Kagawa prefecture, Japan ("MKE") and Replay
                                                         ---
Networks, Inc., 1945 Charleston Road, Mountain View, California 94303, U.S.A. ("Replay Networks").
  ---------------

                                   RECITALS:
                                   --------

     Replay Networks has designed certain Products that MKE desires to resell. Replay Networks has entered into contracts with, and may in the future enter into other contracts with, manufacturers of the Products ("Contract
                                                           --------
Manufacturers").  Under such contracts, the Contract Manufacturers have agreed
-------------
to manufacture the Products pursuant to Specifications provided by Replay Networks and to deliver such Products. MKE desires to have the Contract Manufacturers manufacture the Products and deliver the Products directly to MKE and to have Replay Networks manage the Contact Manufacturers performance of the design, production and delivery process.

                                  AGREEMENT:
                                  ---------

     In consideration of the foregoing and the agreements contained herein, the parties agree as follows:

     1.   Definitions.
          -----------

          "Confidential Information" of a party shall mean any information
           ------------------------
disclosed by that party to the other pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed twenty (20) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party.

          "Content" shall mean any video, text, graphics, images,
           -------
advertisements, promotions or other materials which are modified and/or updated from time to time as part of the Replay Network Service, including, without limitation, reserved channels, zones, hard drive allocation and other configurations of any Product.

          "Intellectual Property" shall mean patents, copyrights, authors'
           ---------------------
rights, trademarks, tradenames, know-how and trade secrets relating to the Products or the design, specifications or manufacture of the Products, and any modifications or improvements thereto, irrespective of whether such rights arise under U.S., or Japan or international intellectual property, unfair competition or trade secret laws.

          "Inventory" shall mean raw materials and supplies necessary for the
           ---------
manufacture of Products pursuant to this Agreement.

          "Products" shall mean the products manufactured by Contract
           --------
Manufacturers at the direction of Replay Networks pursuant to this Agreement, as set forth on Exhibit A attached hereto.
             ---------

          "Purchase Order" shall mean a MKE Purchase Order in the form attached
           --------------
as Exhibit B.
   ---------

          "Replay Software" shall mean Replay Networks' proprietary and/or
           ---------------
licensed operating systems and application software that is incorporated into or downloaded onto any Product, including any


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

improvements, modifications or enhancements thereto, but excluding hardware driver software used to interface the Replay Software with the hardware components of any Products.

          "Specifications" shall mean the specifications for the Products as
           --------------
provided to Contract Manufacturers by Replay Networks and as accepted by MKE in writing, and as revised from time to time upon mutual written agreement of the parties.

     2.   Agreement to Manage Production. Replay Networks agrees to use diligent
          ------------------------------
commercial efforts to perform the work (hereinafter "Work" as further defined
                                                     ----
below) pursuant to Purchase Orders or changes in Purchase Orders issued by MKE and accepted by Replay Networks on behalf of its Contract Manufacturers. Work shall mean to, on behalf of MKE, manage the design, production , delivery of Products and other related matters by the Contract Manufacturers. All Products will be manufactured by the Contract Manufacturers pursuant to the Specifications. Except for any Replay Software or Content which does not affect the functioning of the Products, Replay Networks shall not alter the design or Specifications of any Products, nor deviate from such design or Specifications for any purpose, including without limitation, of improving product quality or safety, without a prior written consent of MKE.

     3.   MKE's subsidiary. Replay Networks acknowledges and agrees that MKE
          ----------------
shall have the right to cause the obligations of MKE hereunder to be performed by one or more of its subsidiaries, and all references herein to MKE shall include any subsidiaries of MKE to the extent such subsidiaries perform obligations of MKE hereunder. The performance of the obligations of MKE hereunder by one or more of its subsidiaries shall not release MKE from liability for the performance of its obligations hereunder.

     4.   Forecasting, Orders, Material Procurement
          -----------------------------------------

          (a)  Forecast. Replay Networks shall cause the Contract Manufacturers
               --------
to supply the quantities of the Products meeting the Specifications on the Delivery Dates requested by MKE provided the Delivery Dates (as defined below) conform to the Product lead-times and MKE forecasts set forth herein. Lead time from placing Purchase Order to the delivery of the Products shall be [***] unless otherwise agreed in the Purchase Order by the parties. On the fifteenth (15/th/) day of each month, MKE shall provide Replay Networks with a rolling forecast in writing of MKE's estimated aggregate purchase requirements of Product for the subsequent [***] (the "Forecast"). Such Forecast shall be legally binding on MKE. Replay Networks shall use its best efforts to cause the Contract Manufacturers to supply the number of Products set forth in the Forecast.

          (b)  Purchase Orders. All Purchase Orders for each calendar month
               ---------------
shall be submitted on or before the fifteenth (15/th/) day of such month to Replay Networks in writing by mail or facsimile to the address set forth on the signature page to this Agreement. Such Purchase Orders must specify all Product types and quantities, and must set a date of requested delivery (the "Delivery
                                                                      --------
Date"). Replay Networks will confirm receipt of Purchase Orders by facsimile or
----
e-mail. The parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any Purchase Order, acknowledgment form or other instrument.

          (c)  Acceptance or Rejection of Purchase Orders. Purchase Orders
               ------------------------------------------
submitted each month pursuant to Section 4(b) will be accepted or rejected by Replay Networks in writing by the twenty-third (23/rd/) calendar day of each month (or the following business day in the event the 23/rd/ day is a weekend or a holiday). Any such Purchase Orders within Forecast amount and lead times specified in Section 4(a) that are not rejected in writing by Replay Networks by such date shall be deemed accepted by Replay Networks effective upon receipt of such Purchase Order.

          (d)  Order Forecast Variations.
               -------------------------

               (i)   Purchase Order Acceleration. Replay Networks will use
                     ---------------------------
diligent commercial efforts to manage and cause the Contract manufacturer to perform accelerated production and delivery of Products if MKE requests acceleration ("Purchase Order Schedule Increase"). A request for a Purchase
               --------------------------------
Order Schedule Increase shall be submitted in writing by MKE to Replay Networks, by mail or


[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

facsimile. Replay Networks will notify MKE in writing by mail or fax within [***] business days of receipt of the request for a Purchase Order Quantity Increase of (i) Replay Networks' capability to fill the Purchase Order Schedule Increase and (ii) whether Replay Networks will add Expediting Charges to the purchase price in order to meet the demands of the Purchase Order Schedule Increase. Replay Networks' notification to MKE that it will accept a Purchase Order Schedule Increase with no Expediting Charge will operate as an acceptance of the Purchase Order Schedule Increase. Should Replay Networks notify MKE that a Expediting Charge will be imposed, MKE will notify Replay Networks within [***] business days if MKE accepts the revised terms of such Purchase Order
Schedule Increase. Agreements with respect to Purchase Order Schedule Increases shall supercede prior Purchase Orders to the extent such prior Purchase Orders conflict with the Purchase Order Schedule Increase. Any failure to provide notification where required pursuant to this section 4(d)(i) shall be deemed to operate as a rejection.

                  (ii)  Other Schedule Alterations. For each Purchase Order or
                        --------------------------
Forecast Product amounts, MKE shall be entitled, without penalty, to delay the Delivery Date of Products as set forth in the table below:

                 -------------------------------------------------------------------
                 # of days before       Maximum                   Maximum
                 Shipment Date on       Reschedule Quantity       Reschedule Period
                 Purchase Order or
                 Forecast Product
                 amount
                 -------------------------------------------------------------------
                 0-30                 [***]                     [***]
                 -------------------------------------------------------------------
                 31-60                [***]                     [***]
                 -------------------------------------------------------------------
                 61-90                [***]                     [***]
                 -------------------------------------------------------------------
                 91-120               [***]                     [***]
                 -------------------------------------------------------------------

                  (iii) Any Purchase Order quantities rescheduled pursuant to this section may not be subsequently rescheduled without the prior written consent of Replay Networks. All other changes in shipment date other than as authorized in this Section 4(d) require Replay Networks' prior written consent and shall be subject to an inventory carrying charge of [***] per month for finished Product, procured by the Contract Manufacturers to support the original schedule.

     5.   Components; Tooling.
          -------------------

          (a) Replay Networks' acceptance of Purchase Orders will constitute authorization for Replay Networks to grant Contract Manufacturers permission to procure, using standard purchasing practices, the components, materials, supplies and other Inventory necessary for the manufacture of Products covered by such Purchase Orders.

          (b) MKE authorizes Replay Networks to grant Contract Manufacturers permission to purchase, in amounts beyond the amount necessary to fill accepted Purchase Orders, the components, materials, and supplies: (i) with lead times greater than [***] at the time the Purchase Order is placed ("Long Lead Time
                                                              --------------
Components").
----------

          (c) MKE shall be responsible for all Inventory and Long Lead Time Components purchased by Replay Networks or the Contract Manufacturers pursuant to this Section 5 under the conditions provided elsewhere in this Agreement. In the event, however, Replay Networks cancels any Purchase Order and/or Forecast, MKE shall not be responsible for any Inventory or Long Lead Time Components which were ordered or procured for such Purchase Order or Forecast.

          (d) MKE shall pay for or obtain and consign to Contract Manufacturer, via Replay Networks any Product-specific tooling and other reasonably necessary non-recurring expenses specific to the Product, as set forth in Replay Networks' quotation.


[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (e)  End Of Life Component Purchase Order. Replay Networks shall
               ------------------------------------
notify MKE in writing at least [***] in advance of the End of Life ("EOL") of any Product. MKE may submit a Purchase Order of such EOL for spare parts for such Products on terms, conditions and pricing to be mutually agreed by the parties. Neither Replay Networks nor any Contract Manufacturer shall have any obligation to supply spare parts to MKE for any Product after the EOL of such product. By the end of [***] Replay Networks will establish a service center for Replay direct products. MKE, at its option, may enter into a separate agreement with such service center for out-of-warranty Product repairs and EOL inventory.

          (f)  Training. Replay Networks shall provide a reasonable number of
               --------
training classes for Matsushita Electric Corporation of America ("MECA") personnel, at MECA's request, at locations in the United States mutually agreed upon by Replay Networks and MECA. All reasonable expenses for such training shall be mutually borne between MKE and Replay Networks.

     6.   MKE Requested Changes. MKE may request, at any time, in writing, that
          ---------------------
Replay Networks make changes to any of the following: (i) the design or specifications of the Products, (ii) MKE's chosen method of shipment or packing, or (iii) MKE's chosen place of delivery (collectively, "MKE Requested Changes").
                                                        ---------------------
Replay Networks will evaluate MKE Requested Changes and notify MKE of whether it accepts the MKE Requested Changes within [***] business days of Replay Networks' receipt of MKE's request. If, in the sole judgement of Replay Networks, the MKE Requested Change will cause an increase in the cost or delay in the delivery of the Products, Replay Networks will notify MKE of such in writing within the same time period. Should Replay Networks notify MKE that an increase in the cost or delay in the delivery of the Products will occur, MKE will notify Replay Networks within [***] business days following its receipt of such notice if MKE accepts the revised terms of such Purchase Order.

     7.   Product Shipment and Inspection.
          -------------------------------

          (a)  Shipments. All Products delivered pursuant to the terms of this
               ---------
Agreement shall be suitably packed for shipment in accordance with Replay Networks' specifications, as approved in advance by MKE, marked for shipment to MKE's destination specified in the applicable Purchase Order and delivered. Shipment will be CIF to up to [***] warehouse locations in the continental United States specified by Panasonic Consumer Electronics Company ("PCEC"), at which time risk of loss and title will pass to MKE. All freight, insurance and other shipping expenses will be paid by Replay Networks. The minimum shipment order per location will be [***] Product units. Any special packing expenses not included in the original price quotation for the Products will be paid by MKE.

          (b)  Cancellation. MKE may not cancel any part of any Purchase Order
               ------------
under this Agreement without Replay Networks' prior written consent, which consent will not be unreasonably withheld. In the event MKE cancels any Purchase Order, reasonable cancellation charges will be paid by MKE directly to Contract Manufacture (Flextronics International) pursuant to the letter agreement agreed upon by Replay Networks, MKE and Flextronics International substantially in the same form attached as Exhibit D. If MKE pays such cancellation charges to
                      ---------
Flextronics, Replay Networks shall waive any rights to claim and receive remedy arising or in relation to such cancellation.

          (c)  Product Inspection and Acceptance.
               ---------------------------------

             (i) MKE will inspect the Products within [***] business days of receipt in accordance with the inspection standard mutually agreed upon by the parties in writing. MKE may, subject to Contract Manufacturer's prior approval, implement the outgoing inspection, in its sole discretion, at the facility of the Contract Manufacturer, provided, however, in no case MKE shall waive its rights to implement incoming inspection at MKE's facility. If the Products are found to be defective in material and workmanship, fail to meet Specifications or the acceptable quality levels ("AQL") in the attached Exhibit C, MKE has the right to reject such Products, at Replay Networks' cost and expense, during said period. Products not rejected during said period will be deemed accepted.


[***]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (ii)  In the event of any rejection of Product pursuant to
Section 7(c)(i), MKE shall promptly notify Replay Networks in writing, and provide a written failure report substantiating the basis for the rejection. Within [***] business days after receipt of such notice and failure report, Replay Networks shall either (a) send a Replay Networks representative to inspect the Products at the applicable PCEC location, or (b) accept return of rejected Products. In the event of an emergency request by MKE, Replay Networks shall use diligent commercial efforts to shorten this [***] business day period.

          (d)  Documentation. Replay Networks shall be responsible for supplying
               -------------
operating instructions and registration card with each Product shipped to MKE; provided, however, that the costs of such items do not exceed the costs of
--------  -------
comparable items in the ReplayTV 3000 product being shipped by Replay Networks.

     8.   Payment Terms, Additional Costs and Price Changes.
          -------------------------------------------------

          (a)  Payment Terms. The price for Products to be manufactured will be
               -------------
as specified in the attached Exhibit A, as such Exhibit may be amended in
                             ---------
writing by mutual agreement by the parties from time to time, and shall be reflected in Purchase Orders issued by MKE and accepted by Replay Networks. All prices quoted are exclusive of federal, state and local excise, sales, use and similar taxes, and any duties, and MKE shall be responsible for all such items. Payment for any Products, services or other costs to be paid by MKE hereunder is due at the [***] day following the [***] the invoice has issued and delivered to MKE (in the event such day is the holiday in U.S., then the following business day) and shall be made in lawful U.S. currency. MKE agrees to pay [***] monthly interest on all late payments. Furthermore, if MKE is late with payments and fails to make such payments to Replay Networks within [***] days after receipt of written notice from Replay Networks notifying MKE of such late payments, Replay Networks may require prepayment or delay shipments or suspend work until all such delinquent payments owed to Replay Networks are received. Such pre-payment will be made to an escrow account designated by Replay Networks.

          (b)  Additional Costs.  MKE is responsible for (i) any expediting
               ----------------
charges reasonably necessary because of a change in MKE's requirements ("Expediting Charges") which charges are preapproved by MKE, (ii) any overtime
  ------------------
or downtime charges incurred as a result of delays in the normal production or interruption in the workflow process and caused by MKE's change in Specifications or other MKE Requested Changes which charges are preapproved by MKE.

          (c)  Cost Reductions. Replay Networks agrees to make every possible
               ---------------
effort to reduce Products costs at Replay Networks sole responsibility. MKE will assist Replay Networks to establish low components pricing for the Products.

          (d) Purchase Volumes; Reports. During each [***] period set forth in Exhibit A hereto, the parties will agree upon a guaranteed minimum and target maximum number of Products MKE shall purchase from Replay, net of any returns or cancellations, as set forth in Exhibit A. In the event that
(a) [***] (b) [***] or (c) [***] the parties agree to have further discussions regarding the pricing for such Products and purchase volumes.

     9.   License Grants; Ownership Rights.
          --------------------------------

          (a)  License. During the term of this Agreement, MKE grants Replay
               -------
Networks a [***] license, with the right to sublicense to Contract Manufacturers, to use all of MKE's Confidential Information and Intellectual Property required to perform the Work and allow the Contract Manufacturer to manufacture the Products pursuant to the terms of this Agreement. In addition, MKE grants Replay Networks a [***] license, including the right to sublicense, to use and modify any improvements, modifications or specifications for the Products provided by MKE for the purposes of manufacture of the Products and delivery thereof to MKE.


[***]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (b)  Replay Software License. Subject to the terms and conditions of
               -----------------------
this Agreement, and during term hereof, Replay Networks grants to MKE a [***] license, to use the Replay Software contained in the Products (in object code form only) solely in conjunction with such Products. Except for the license granted in this Section 9(b), all right, title and interest in the Replay Software shall remain the exclusive property of Replay Networks or its licensors. Noting in this Agreement entitles MKE to the receipt or use of, or access to, Replay Software source code or any right to reproduce the Replay Software. The Products are offered for sale and are sold by Replay Networks subject in every case to the condition that such sale does not convey any license, expressly or by implication, to modify, improve, manufacture, reproduce, decompile, disassemble, compile or reverse engineer the Replay Software. MKE acknowledges and agrees that it (i) may not modify the Replay Software, and (ii) receives no title or ownership rights to such Replay Software.

          (c)  Intellectual Property Rights.
               ----------------------------

                  (i) Replay Networks shall retain sole right, title and interest in and to all Intellectual Property owned as of the date hereof and solely developed by Replay Networks thereafter.

                 (ii) MKE shall retain sole right?title and interest in and to all Intellectual Property owned as of the date hereof and solely developed by MKE thereafter.

                (iii) Replay Networks and MKE shall retain undivided and equal right, title and interest to all Intellectual Property jointly developed by Replay Networks and MKE hereunder. The parties do not currently contemplate any jointly developed Intellectual Property being developed pursuant to this Agreement.

     10.  Confidential Information.
          ------------------------

          (a)  Nondisclosure and Nonuse. Each party shall treat as confidential
               ------------------------
all Confidential Information of the other party for a period of [***] after termination of this Agreement, shall not use such Confidential Information except as set forth in this Agreement, and shall use reasonable efforts not to disclose such Confidential Information to any third party, without the prior written consent of the disclosing party. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

          (b)  Exceptions. Notwithstanding the above, neither party shall have
               ----------
liability to the other with regard to any Confidential Information of the other which the receiving party can prove: (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;
(iii) is disclosed with the prior written approval of the disclosing party;(iv) is disclosed by the disclosing party to a third party without restriction on such third party's rights to disclose or use the same, (v) is independently developed by the receiving party, or (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice of such court order or requirement to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

          (c)  Return of Confidential Information. Upon expiration or
               ----------------------------------
termination of this Agreement, each party shall promptly return all Confidential Information of the other party.

          (d)  Remedies. Any breach of the restrictions contained in this
               --------
Section 10 is a breach of this Agreement which may cause irreparable harm to the nonbreaching party. Any such breach shall entitle the nonbreaching party to injunctive relief in addition to all legal remedies.

          (e)  Confidentiality of Agreement. Each party agrees that the
               ----------------------------
existence and the terms and conditions of this Agreement shall be treated as Confidential Information and shall not be


[***]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

disclosed to any third party; provided, however, that each party may disclose the terms and conditions of this Agreement:(i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in confidence, to accountants, banks, and financing sources and their advisors; (v) in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction.

     11.  Indemnity.
          ---------

          (a)  By Replay Networks. Except for any indemnification obligation of
               ------------------
of MKE pursuant to Section 11(b) below, Replay Networks shall defend, indemnify and hold harmless MKE from all claims, costs, damages, judgments and attorney's fees resulting from or arising out of any third party claim alleging that the Products infringe any valid U.S. and Japanese patents, patent rights, trademarks, trademark rights, trade name rights, copyrights, trade secrets, proprietary rights and processes or other intellectual property right. MKE shall promptly notify Replay Networks in writing of the initiation of such claims. In addition, Replay Networks shall have sole control of the defense and any settlement of any such claim, and MKE shall provide reasonable assistance in connection with the defense or settlement of any such claim. In the event of infringement on third party's intellectual property rights, Replay Networks shall, at its option, and subject to MKE's consultation: (i) procure for MKE the right to continue the use or sale of the Products, (ii) provide Products which do not infringe such intellectual property right or (iii) accept return of such Products and refund the amounts paid by MKE therefore.

          (b)  By MKE. MKE shall defend, indemnify and hold harmless Replay
               ------
Networks from all claims, costs, damages, judgments and attorney's fees resulting from or arising out of any third party claim that any MKE Requested Change, alone or in combination with any Product, infringes any valid U.S. and Japanese patents, patent rights, trademarks, trademark rights, trade name rights, copyrights, trade secrets, proprietary rights and processes or other such intellectual property right. Replay Networks shall promptly notify MKE in writing of the initiation of such claims. In addition, MKE shall have sole control of the defense and any settlement of any such claim, and Replay Networks shall reasonably cooperate and provide reasonable assistance in connection with the defense or settlement of any such claim.

          (c)  Limitations. THE FOREGOING STATES THE ENTIRE LIABILITY AND
               -----------
OBLIGATIONS OF, AND THE EXCLUSIVE REMEDY OF, THE PARTIES, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

          (d)  Product Liability. Replay Networks agrees that, if notified
               -----------------
promptly in writing and given sole control of the defense and all related settlement negotiations, it will defend MKE from any claim or action and will hold MKE harmless for any property damage or personal injury, including death, which arises from any alleged defect of any Products, other than for any claim or action resulting from or arising out of any modification, enhancement, or change in specifications of the Product specified in any written MKE design instructions or drawings. Replay Networks shall name MKE as an additional insured under Replay Networks' product liability policies for any Products.

     12.  No Other Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN,
          ------------------
NEITHER PARTY NOR ITS AGENT(S), REPRESENTATIVE(S) OR EMPLOYEE(S) SHALL BE LIABLE TO THE OTHER PURSUANT TO THIS AGREEMENT FOR AMOUNTS REPRESENTING LOSS OF REVENUES, LOSS OF PROFITS, LOSS OF BUSINESS OR INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF THE OTHER PARTY, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER SECTION 11 (INDEMNITY) AND
SECTION 10 (CONFIDENTIALITY), EACH PARTY'S TOTAL LIABILITY, AND THE LIABILITY OF ITS AGENT(S), REPRESENTATIVE(S) AND EMPLOYEE(S), FOR DAMAGES OR ALLEGED DAMAGES, WHETHER IN CONTRACT OR TORT (INCLUDING STRICT LIABILITY AND NEGLIGENCE) WITH RESPECT TO THIS AGREEMENT IS LIMITED TO AND SHALL NOT

EXCEED THE TOTAL AMOUNTS PAID BY MKE TO REPLAY NETWORKS UNDER THIS AGREEMENT.

     13.  Warranty and Disclaimer; Returns.
          --------------------------------

          (a)  Warranty and Disclaimer. Replay Networks warrants that the
               -----------------------
Products will conform to Specifications and will be free from defects in material and workmanship for a period of [***] from the date of sales to end-users from PCEC subject to repair with no charge of labor costs, and
[***] from the date of sales to end-users from PCEC, subject to repair with no charge for materials, parts and components; provided, however, that in no
                                               --------  --------
event shall Replay Networks have any warranty obligation for (i) labor costs more than [***] after shipment to PCEC, or (ii) materials, parts and components more than [***] after shipment to PCEC. This express limited warranty does not apply to (a) materials consigned or supplied by MKE to Replay Networks or the Contract Manufacturers, (b) defects resulting from MKE's contributions to the design of the Products or from MKE Requested Changes; or (c) Product that has been abused, damaged, altered or misused by any person or entity after the title passes to MKE. With respect to first articles, prototypes, pre-production units, test units or similar Products, Replay Networks makes no representations or warranties whatsoever. Upon any failure of Product to comply with the above warranty, Replay Network's sole obligation and MKE's sole remedy, is for Replay Networks to have the Contract Manufacturer (or Replay Networks' designated repair vendor), at Replay Networks' option, promptly repair or replace such Product pursuant to the provisions of Section 13(b). EXCEPT FOR THE FOREGOING EXPRESSLY STATED WARRANTIES, REPLAY NETWORKS MAKES NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE PRODUCTS COVERED BY THIS AGREEMENT. REPLAY NETWORKS EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (b)  Returns.
               -------

               Products (or subassemblies thereof) in breach of warranty to
Section 13(a) shall be returned by MKE directly to the Contract Manufacturer (or other point of repair specified by Replay Networks), freight pre-paid, subject to (a) MKE notifying Replay Networks of MKE's intention to return such Products (or subassemblies thereof), (b) MKE's completion of a failure report and (c) MKE obtaining a return material authorization number from Replay Networks to be displayed on the shipping container. Shipment of such repaired or replaced Products (or subassemblies thereof) shall be at Replay Networks' expense, except that MKE shall bear all shipping costs for Products (or subassemblies thereof) that MKE, Replay Networks and Contract Manufacturer determine after testing are not defective and conform to Specifications.

               Alternatively, MKE may to repair such defective Products itself at Replay Networks' cost and expense. The detailed procedure, conditions, and acceptable costs for such warranty return, repair and replacement by MKE shall be mutually agreed upon by the parties in writing.

     14.  Term and Termination.
          --------------------

          (a)  Term. This Agreement shall become effective on the date of this
               ----
Agreement and shall continue  until April 1, 2001.

          (b)  Termination. This Agreement may be terminated at any time with or
               -----------
without cause by either party upon the giving of not less than [***] written notice by registered mail to the other party. Either party may terminate this Agreement at any time if the other party breaches any material term or condition hereof and fails to cure such breach within [***] after notice of such breach in the case of a default in any payment, or [***] after notice of such breach in the case of any breach of any other material term or condition of this Agreement, or if the other party shall be or becomes insolvent, or if either party makes an assignment for the benefit of creditors, or if there are instituted by or against either party proceedings in bankruptcy or under any insolvency or similar law or for reorganization, receivership or dissolution.


[***]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (c)  Termination Liability. Neither party shall be liable in any
               ---------------------
manner on account of the termination or cancellation of this Agreement. The rights of termination and cancellation as set forth herein are absolute. Both MKE and Replay Networks are aware of the possibility of expenditures necessary in preparing for performance hereunder and the possible losses and damages that may occur to each in the event of termination or cancellation. Both parties clearly understand that neither shall be liable for damages of any kind (including but not limited to special, incidental or consequential damages) by reason of the termination or cancellation of this Agreement except as otherwise expressly provided herein.

          (d)  Obligations Upon Termination. The termination or expiration of
               ----------------------------
this Agreement shall in no way relieve either party from its obligations to pay the other any sums accrued hereunder and to fulfill the performance under any accepted Purchase Order regarding the Products in existence prior to such termination or expiration.

          (e)  Survival of Certain Provisions. Notwithstanding anything to the
               ------------------------------
contrary in this Agreement, the following sections shall survive termination of this Agreement: 1, 8, 9, 10, 11, 12, 13, 14 and 15.

     15.  Miscellaneous.
          -------------

          (a)  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
or waived only with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this
Section 15(a) shall be binding upon the parties and their respective successors and assigns.

          (b)  Successors and Assigns. Neither party shall have the right to
               ----------------------
assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party, not to be unreasonably withheld. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c)  Governing Law; Jurisdiction. This Agreement and all acts and
               ---------------------------
transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California and the United States, without giving effect to principles of conflicts of law and without regard to the United Nations Convention on Contracts for the International Sale of Goods. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Santa Clara County, California for actions related to the subject matter of this Agreement.

          (d)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (e)  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by overnight delivery service with tracking capabilities with costs prepaid, or three (3) days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid and return receipt requested, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice:

       If to Replay Networks:
          Replay Networks, Inc.

          1945 Charleston Road
          Mountain View, California 94303
          Atten: Legal Department
          Tel. 650-210-1000
          Fax  650-964-4847

       If to MKE:
          Matsushita-Kotobuki Electronics Industries, Ltd.
          8-1 Furujin-machi
          Takamatsu
          Kagawa prefecture
          Japan
          Attn: Legal Department
          Tel. 81-87-851-7228
          Fax. 81-87-851-1047

          (g)  Severability. If one or more provisions of this Agreement are
               ------------
held to be illegal or unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision within five (5) business days, then (i) such provision shall be limited or eliminated to the minimum extent necessary to be enforceable, (ii) the balance of the Agreement shall be interpreted as if such provision were limited or eliminated as the case may be and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (h)  Entire Agreement. This Agreement  is the product of both of the
               ----------------
parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

          (i)  Independent Contractors. The relationship of Replay Networks and
               -----------------------
MKE established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed (i) to give either party the power to direct and control the day-to-day activities of the other, (ii) to constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (iii) to allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

          (j)  Force Majeure. If the performance of this Agreement or any
               -------------
obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the reasonable control of the parties hereto, the party so affected upon giving prompt notice to the other parties shall be excused from such performance during such prevention, restriction or interference.

          (k)  Advice of Legal Counsel. Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

     The parties have executed this Agreement as of the date first set forth above.

MATSUSHITA-KOTOBUKI                     REPLAY NETWORKS, INC.
ELECTRONIC INDUSTRIES, LTD.


By:    /s/ Takao Kanamura               By:    /s/ Kim LeMasters
       ---------------------------             ---------------------------

Name:  Takao Kanamura                   Name:  Kim LeMasters
       --------------------------              ---------------------------
               (print)                                   (print)
Title: Senior Management Director       Title: Chief Executive Officer
       --------------------------              ---------------------------

Date:  December 20, 1999                Date:  December 20, 1999
       --------------------------              ---------------------------

                                   Exhibit A
                                   ---------

                             Products and Pricing

I.   First Period - Products shipped from [***] to [***]

Product                                          Price           Projected MSRP
-------                                          -----           --------------

PV-HS1000 (20 GB Hard Drive)                     [***]                [***]

PV-HS2000 (30 GB Hard Drive)*                    [***]                [***]


Guaranteed Minimum Purchase Volume:               [***] Product units**
Target Maximum Purchase Volume:                   [***] Product units**

* This Product will be available on [***].

**Guarantee minimum and target maximum volumes apply to all Products and any products manufactured by MKE containing Replay Software that support the Replay Network Service ("MKE Products").


II.  Second Period - Products shipped from [***] to [***]

MKE and Replay Networks will meet prior to [***] to negotiate in good faith the pricing and guaranteed minimum and maximum purchase volumes for each Product or MKE Product to be sold during the second period. In determining such pricing, the parties shall consider, for each Product or MKE Product: (a) [***],
(b) [***], and (c) [***]. The agreed upon pricing, minimum and maximum purchase volumes for each Product or MKE Product shall be attached to this Exhibit A upon the completion of such negotiations.

[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B
                                   ---------

                            Form of Purchase Order

                                   Exhibit C
                                   ---------

                        Acceptable Quality Levels (AQL)

     1.1. Defect Classifications

The following definitions and defect classifications shall be used when defining a Hard Disk Recorder (hereinafter called HDR) defect:

Defect                A definite HDR characteristic one or more defect.

Defective HDR         A HDR containing one or more Defect.

                      Note:   A HDR containing Defects in more than one (1)
                      category shall be classified as being defective in the most severe classification.

Fitness for Use       To be fit for use, a HDR must be free of Safety, Critical
                      and Major Defects.

Safety Defect [***]   A Defect that would cause the HDR to be unsafe, in
                      violation of an applicable safety code or which, when connected with another piece of equipment (e.g., video source or monitor), would materially damage said connected equipment.

Critical Defect [***] A Defect that would cause the HDR to be inoperative.

Major Defect [***]    A Defect which reduces materially the usability of the
                      HDR, yields unsatisfactory results or detracts from the appearance of the HDR and is likely to leave customer dissatisfied.

Minor Defect [***]    A Defect which does not affect fitness for use, but one
                      which should be noted for corrective action by the Supplier.

2.   Lot Acceptance

     (a) Lot size:  [***] units typical
     (b) Lots rejected for Major Defects may be reconsidered for acceptance upon notification of MKE and remedial action implemented by Replay
         Networks, Inc.


[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        TABLE FOR INSPECTION FOR OUT-GOING PRODUCT       MODEL;PV-HS1000

---------------------------------------------------------------------------------------------------------------------------------
                ITEMS                                    CRITERIA                            DECISION                NOTES
                                                                                       ----------------------
                                                                                       CRITICAL  MAJOR  MINOR
---------------------------------------------------------------------------------------------------------------------------------
1.   PACKING                                                                                                         A
 1-1 PACKING CASE                                  NOTICEABLE DAMAGES                          [***]

                                                   INCORRECT INDICATIONS                       [***]
 1-2 PACKING SPEC
                                                   MIS-PRINTINGS                               [***]

                                                   OUT-OF-SPEC ISSUES                          [***]

                                                   MIXTURE OF ALIEN OBJECTS                    [***]
---------------------------------------------------------------------------------------------------------------------------------
2.   INCLUDED ACCESSORIES                                                                                            A
 2-1 SUPPLIED ACCESSORIES                          SHORTAGE, MIS-INSERTION, MIXTURE            [***]
                                                   OF ALIEN OBJECTS

                                                   DIRT OR STAIN
---------------------------------------------------------------------------------------------------------------------------------
3.   OUTER APPEARANCE                                                                                                A
 3-1 GENERAL OUTER APPEARANCE                      NOTICEABLE DIRT OR STAIN, DAMAGES           [***]

 3-2 LABEL                                         SHORTAGE, MIS-LOCATION                      [***]

                                                   MIS-PRINTING, DIRT OR STAIN                 [***]
---------------------------------------------------------------------------------------------------------------------------------
4.   FUNCTION
 4-1 POWER ON/OFF BUTTON                           NO FUNCTION                                 [***]
 4-2 REMOTE HDR FUNCTION                           NO FUNCTION                                 [***]
 4-3 REMOTE OTHER FUNCTION                         NO FUNCTION                                 [***]
---------------------------------------------------------------------------------------------------------------------------------
5.   LED INDICATION
 5-1 POWER (G)                                     INCORRECT INDICATION                        [***]
 5-2 RECORDING (R)                                 INCORRECT INDICATION                        [***]
 5-3 NEW CONTENT                                   INCORRECT INDICATION                        [***]
---------------------------------------------------------------------------------------------------------------------------------
6.   INPUT/OUTPUT TERMINALS                                                                                          A
 6-1 ANT/CATV IN                                   NO VIDEO, OR NO COLOR, OR NO AUDIO          [***]

                                                   TROUBLES ON VIDEO OR AUDIO                  [***]
                                                   (POOR, EXCESSIVE, NOISY, DISTORTED)


 6-2 LINE1, LIN2, S-VIDEO                          NO VIDEO, OR NO COLOR, OR NO AUDIO          [***]

                                                   TROUBLES ON VIDEO OR AUDIO                  [***]
                                                   (POOR, EXCESSIVE, NOISY, DISTORTED)
---------------------------------------------------------------------------------------------------------------------------------

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

---------------------------------------------------------------------------------------------------------
7. CONTROL TERMINALS
 7-1 IR BLASTER PORT             NO FUNCTION (NO CONTROLLING         [***]
                                 A DBS AND CABLE BOX WITH IR
                                 CONTROL)

 7-2 SERIAL CONTROL              NO FUNCTION (NO LINKING A DSS)      [***]

 7-3 TEL LINE                    NO FUNCTION (NO CONNECTING TO
                                 THE REPLAY NETWORKS SERVICE)        [***]
---------------------------------------------------------------------------------------------------------


A = Classification subject to mutually agreed upon specification.

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D
                                   ---------

                               LETTER AGREEMENT

This Letter Agreement is entered into as of        , 1999 by and among Replay
Networks Inc. ("Replay Networks"), Matsushita-Kotobuki Electronics Industries, Ltd. ("MKE"), and Flextronics International ("Flextronics").

Replay Networks and MKE have entered into the OEM Distribution Agreement ("OEM Agreement") in which MKE will purchase ReplayTV 3000 ("Products") manufactured by Flextronics from Replay Networks.

Replay Networks, MKE and Flextronics desire to establish certain procedure and conditions with respect to the cancellation of purchase orders for the Products under the OEM Agreement.

The parties undersigned acknowledge and agree as follows:

1. MKE may not cancel any part of any purchase order of Products issued by MKE and accepted by Replay Networks under the OEM Agreement ("Purchase Order") without Replay Networks' prior written consent, which consent will not be unreasonably withheld.

2. In the event MKE cancels any Purchase Order, MKE will reimburse reasonable cancellation charges directly to Flextronics. Flectronics shall invoice MKE such cancellation charges based on actual costs supported by documentation, which costs will be identified by Flextronics within [***] after said cancellation. For the purpose of this Addendum, said actual costs are defined as the costs of materials, together with related restocking charges, which have been procured specifically for Products and expected to be built for MKE on any MKE Purchase Order(s) accepted by Replay Networks, and any production related charges due to cancellation of such Purchase Order(s). Upon determination of the cancellation charges, MKE may accept delivery of Products under the terms of the Purchase Order in lieu of paying such cancellation charges.

3. MKE shall promptly notify Flextronics and Replay Networks in the event of any cancellation of any Purchase Order. MKE shall not be responsible for any portion of such cancellation charge arising from any delay by Flextronics in stopping or ceasing procurement of any materials, or manufacturing of the Products, and Flextronics shall bear such costs.


Replay Networks, Inc.      Matsushita-Kotobuki Electronics
                           Industries, Ltd.

By:____________________              By:_________________________

Title:                               Title:


Flextronics International


By:____________________                                          .

Title:


[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.